                                          OPPENHEIMER MIDCAP FUND
                                  Supplement dated August 3, 2001 to the
                                    Prospectus dated February 16, 2001

The Prospectus is changed as follows:

1.       The Supplement dated July 30, 2001 to the Prospectus dated February 16, 2001 is withdrawn.

2.       The first sentence of the second paragraph of the section "Other Equity Securities" under the heading entitled "Other Investment Strategies" on page 10 is revised to read as follows:

              The Fund will not invest more than 10% of its net assets in convertible securities that are rated below investment grade by a nationally recognized rating organization such as Moody's Investors
              Service or that are assigned a comparable rating by the Manager.

3.       The paragraph caption "Class N Shares" under the heading "What Classes of Shares Does The Fund Offer?"
     on page 15 is revised to read as follows:

              If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within eighteen (18) months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class N shares?" below.

4.   The following is added as the last paragraph under the heading entitled "How Can You Buy Class A Shares?" on page 17:

              Purchases by Certain Retirement Plans.  There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.  The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans.  That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

5.       The first and second  sentences of the section captioned "Class A Contingent Deferred Sales Charge" on page 18 are deleted and replaced with the following:

              There is no initial sales charge on non-retirement plan purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1,
              2001.  (After March 1, 2001, retirement plans are not permitted to make initial purchases of Class
              A shares subject to a contingent deferred sales charge.)  The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those grandfathered retirement accounts.

6.       The following  sentence in the section captioned "Class A Contingent  Deferred Sales Charge" on page 18 is deleted:

              That  concession  will not be paid on purchases of shares in amounts of $1 million or more (including any right of  accumulation)  by a  retirement  plan that pays for the  purchase  with the  redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year.

7.   The following is added after "Can You Reduce Class A Sales Charges?" on page 18:

              Purchases  by Certain  Retirement  Plans.  There is no initial  sales  charge on purchases of Class A shares of any one or more  Oppenheimer  funds by  retirement  plans that have $10  million or more in plan assets and that have entered into a special  agreement with the  Distributor,  and by retirement plans  which  are  part  of  a  retirement  plan  product  or  platform  offered  by  certain  banks, broker-dealers,  financial  advisors,  insurance companies or recordkeepers which have entered into a special  agreement  with the  Distributor.  There is no  contingent  deferred  sales  charge upon the redemption  of such  shares.  The  Distributor  currently  pays dealers of record  concessions  in an amount  equal to 0.25% of the  purchase  price of Class A shares by those  retirement  plans from its own  resources  at the time of sale.  That  concession  will not be paid on  purchases of shares by a retirement  plan  made with the  redemption  proceeds  of Class N shares  of one or more  Oppenheimer funds held by the plan for more than (18) months.

8.   The first paragraph in "How Can You Buy Class N Shares?" on page 19 is revised to  read as follows:

              Class N shares are offered only  through  retirement  plans  (including  IRAs and 403(b)  plans) that purchase  $500,000 or more of Class N shares of one or more Oppenheimer  funds or through  retirement plans (not  including  IRAs and 403(b)  plans)  that have  assets of  $500,000 or more or 100 or more eligible  participants.  See  "Availability  of  Class  N  shares"  in the  Statement  of  Additional
              Information for other circumstances where Class N shares are available for purchase.

9. The  following is added to the end of the last  paragraph  under  "Distribution  and Service  Plans for Class B,
       Class C and Class N Shares" on page 20:

              That sales  concession  on the sale of Class N shares  will not be paid on (i)  purchases  of Class N shares in  amounts of  $500,000  or more by a  retirement  plan that pays for the  purchase  with the redemption  proceeds  of Class C shares of one or more  Oppenheimer  funds  held by the plan for more than one year (other than rollovers from an  OppenheimerFunds-sponsored  Pinnacle or Ascender  401(k)
              plan to any IRA invested in the  Oppenheimer  funds),  (ii) purchases of Class N shares in amounts of
              $500,000 or more by a retirement  plan that pays for the  purchase  with the  redemption  proceeds of
              Class   A   shares   of  one  or   more   Oppenheimer   funds   (other   than   rollovers   from   an
              OppenheimerFunds-sponsored  Pinnacle or Ascender  401(k) plan to any IRA invested in the  Oppenheimer funds),  and (iii) on  purchases  of Class N shares by an  OppenheimerFunds  - sponsored  Pinnacle or
              Ascender 401(k) plan made with the redemption  proceeds of Class A shares of one or more  Oppenheimer funds.

10.      The third sentence of the paragraph under the heading  "OppenheimerFunds  Internet Web Site" on page 22 is revised to read as follows:

              To perform account  transactions or obtain account  information  online, you must first obtain a user
              I.D. and password on that website.

August 3, 2001                                                                                         745PS014